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                                                                      Exhibit 10


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report, dated February 18, 2004, with respect to the statement of assets and liabilities of Master Inflation Protected Trust as of February 10, 2004 in this Registration Statement on Form N-1A under the Investment Company Act of 1940 of Master Inflation Protected Trust.

                                                     /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
February 20, 2004